THRIVENT MUTUAL FUNDS

Supplement to Prospectus
Class A and B Shares
Dated February 28, 2005

With respect to Thrivent Technology Fund and Thrivent Partner Small Cap Value Fund

1.   The "Fees And Expenses" section on page 3 of the prospectus with respect to Thrivent Technology Fund is amended to include the following footnote to the table of Annual Fund Operating Expenses:

The investment adviser has voluntarily agreed to temporarily reimburse certain expenses associated with operating the Fund equal in the aggregate to 0.50% of the average daily net assets of the Class A shares of the Fund and 1.00% of the average daily net assets of the Class B shares of the Fund. This temporary reimbursement may be discontinued at any time.

2.   The "Fees And Expenses" section on page 5 of the prospectus with respect to Thrivent Partner Small Cap Value Fund is amended to include the following footnote to the table of Annual Fund Operating Expense:

The investment adviser has voluntarily agreed to temporarily reimburse certain expenses associated with operating the Fund equal in the aggregate to 0.50% of the average daily net assets of the Fund. This temporary reimbursement may be discontinued at any time.

The date of this Supplement is May 2, 2005.

Please include this Supplement with your Prospectus.